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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                              February 5, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

            Delaware                     000-29642            95-4585357
     (State or other jurisdiction       (Commission         (IRS Employer
          of incorporation)             File Number)       Identification No.)

                        12020 Chandler Blvd., Suite 200
                      North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

 	On February 5, 2001, the Company announced that it had signed a definitive agreement with Pentamedia Graphics, Ltd. under the terms of which common stock, subject to stockholder approval, will be issued to Pentamedia sufficient to give Pentamedia a sixty percent ownership interest in the Company.

 A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

(1)	99.1 Press Release dated February 5, 2001, of the Company.

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SIGNATURES

  	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    FILM ROMAN, INC.


				 By:          /s/ John Hyde
					____________________________
					John Hyde, President and
					Chief Executive Officer and Director



Dated:  February 5, 2001

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